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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 3, 2000



                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                     1-9767                  94-2579751
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)



    9162 ETON AVENUE, CHATSWORTH, CALIFORNIA                      91311
    (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code: (818) 709-1244






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Item 5.  Other Events.

     On February 3, 2000, the Company issued a press release announcing that Dr. Fred H. Deindoerfer, its founding Chairman and long-time Chief Executive Officer, has retired from the Board of Directors. Dr. Deindoerfer will continue to serve the Company as a special consultant and has been bestowed the honorary title of Founding Chairman (Retired). A copy of the press release is attached as
Exhibit 99 hereto and incorporated herein by reference.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            INTERNATIONAL REMOTE IMAGING
                                            SYSTEMS, INC.



Dated:  February 3, 2000                    By: /s/ Martin S. McDermut
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                                                Martin S. McDermut
                                                Vice President - Finance and
                                                Administration, Chief Financial
                                                Officer and Secretary






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                                  Exhibit Index
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No.              Document
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99               Press Release dated February 3, 2000